Exhibit 99.2

TSYS Announces Third Quarter 2004 Earnings

TSYS
Financial Highlights
(In thousands, except per share data)

	Three months ended September 30,			Nine months ended September 30,
	2004	2003	Percentage Change	2004	2003	Percentage Change
Revenues
Electronic payment processing services	$205,410	179,447	14.5%	$581,029	524,579	10.8%
Other services	43,006	30,927	39.1	125,681	81,735	53.8

Revenues before reimbursables	248,416	210,374	18.1	706,710	606,314	16.6
Reimbursable items	56,577	55,740	1.5	173,141	168,852	2.5

Total revenues	304,993	266,114	14.6	879,851	775,166	13.5

Expenses
Employment expenses	99,561	81,488	22.2	269,647	241,184	11.8
Net occupancy & equipment expenses	58,909	51,043	15.4	183,073	153,070	19.6
Other expenses	37,945	28,944	31.1	110,197	75,272	46.4
(Gain)/Loss on disposal of equipment	6	-	nm	384	(35)	nm

Expenses before reimbursables	196,421	161,475	21.6	563,301	469,491	20.0
Reimbursable items	56,577	55,740	1.5	173,141	168,852	2.5

Total operating expenses	252,998	217,215	16.5	736.442	638,343	15.4

Operating Income	51,995	48,899	6.3	143,409	136,823	4.8

Other Income:
Interest income	667	484	37.8	1,709	2,365	(27.8)
Interest expense	(95)	(36)	nm	(877)	(66)	nm
(Loss) Gain on foreign currency translation, net	146	(246)	nm	45	916	nm

Other Income (Expense)	718	202	nm	877	3,215	(72.7)

Income before Income Taxes, Minority Interest
and Equity in Income of Joint Ventures	52,713	49,101	7.4	144,286	140,038	3.0
Income Taxes	20,410	17,509	16.6	55,636	51,131	8.8
Minority Interest	(80)	(1)	nm	(240)	(261)	8.1
Equity in Income of Joint Ventures	6,918	3,921	76.4	19,178	12,909	48.6

Net Income	$39,141	35,512	10.2%	$107,588	101,555	5.9%

Basic Earnings Per Share	$0.20	0.18	10.1%	$0.55	0.52	6.0%

Diluted Earnings Per Share	$0.20	0.18	10.3%	$0.55	0.51	6.0%

Dividend Declared Per Share	$0.0400	0.0200		$0.1000	0.0575

Average Common Shares Outstanding	196,848,529	196,747,867		196,846,349	196,832,455

Average Common and Common
Equivalent Shares Outstanding	197,210,491	197,443,720		197,212,532	197,326,044

Effective Tax Rate	34.6%	33.2%		34.3%	33.7%

EFFECTIVE INCOME TAX RATE CALCULATION

Income taxes (A)	$20,410	17,509		$ 55,636	51,131

Income before Income Taxes, Minority Interest
and Equity in Income of Joint Ventures	$52,713	49,101		$144,286	140,038
Adjustments: Equity in Income of Vital	6,369	3,620		17,936	12,112
Minority Interest	(80)	(1)		(240)	(261)

Adjusted Income before income taxes (B)	$59,002	52,720		$161,982	151,889

Effective Tax Rate (A/B)	34.6%	33.2%		34.3%	33.7%

Note: nm = not meaningful

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TSYS Announces Third Quarter 2004 Earnings

TSYS
Segment Breakdown
(In thousands)

	Three Months Ended September 30, 2004			Three Months Ended September 30, 2003
	Domestic-based Services	International-based Services	Consolidated	Domestic-based Services	International-based Services	Consolidated
Total revenue	$ 273,496	31,499	304,995	246,191	19,925	266,116
Intersegment revenue	(2)	--	(2)	(2)	--	(2)

Revenues from external
customers	$ 273,494	31,499	304,993	246,189	19,925	266,114

Depreciation and amortization	$ 23,190	3,549	26,739	22,328	3,132	25,460

Segment operating income	$ 45,328	6,667	51,995	47,075	1,824	48,899

Income tax expense	$ 16,940	3,470	20,410	16,630	879	17,509

Equity in income of joint
ventures	$ 6,369	549	6,918	3,620	301	3,921

Net Income	$ 34,126	5,015	39,141	34,619	893	35,512

Average accounts on file	289,537	15,391	304,928	252,668	13,240	265,908

	Nine Months Ended September 30, 2004			Nine Months Ended September 30, 2003
	Domestic-based Services	International-based Services	Consolidated	Domestic-based Services	International-based Services	Consolidated
Total revenue	$ 796,230	83,628	879,858	717,160	58,011	775,171
Intersegment revenue	(7)	--	(7)	(5)	--	(5)

Revenues from external
customers	$ 796,223	83,628	879,851	717,155	58,011	775,166

Depreciation and amortization	$ 69,950	9,567	79,517	62,905	8,152	71,057

Segment operating income	$ 125,399	18,010	143,409	129,127	7,696	136,823

Income tax expense	$ 48,036	7,600	55,636	48,346	2,785	51,131

Equity in income of joint
ventures	$ 17,936	1,242	19,178	12,112	797	12,909

Net Income	$ 94,971	12,617	107,588	96,657	4,898	101,555

Average accounts on file	274,615	14,779	289,394	246,631	12,958	259,589

Note:	Revenues for domestic-based services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States.

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TSYS Announces Third Quarter 2004 Earnings

TSYS
Balance Sheet
(In thousands)

	Sep 2004	Dec 2003
Assets
Current assets:
Cash and cash equivalents	$ 114,878	122,874
Restricted cash	19,342	7,679
Accounts receivable, net	160,867	120,646
Deferred income tax assets	--	401
Costs in excess of billing on uncompleted contracts	7,272	--
Prepaid expenses and other current assets	26,149	22,764

Total current assets	328,508	274,364
Property and equipment, net	262,738	232,076
Computer software, net	234,346	258,090
Contract acquisition costs, net	130,037	125,472
Equity investments, net	69,919	66,708
Goodwill, net	73,464	29,626
Other assets	28,985	14,900

Total assets	$ 1,127,997	1,001,236

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$ 22,989	17,549
Accrued salaries and employee benefits	37,142	32,562
Current portion of obligations under capital leases and
software arrangements	1,519	15,231
Billings in excess of costs on uncompleted contracts	--	17,573
Deferred income tax liabilities	22,903	--
Other current liabilities	117,972	64,056

Total current liabilities	202,525	146,971
Obligations under capital leases and software arrangements,
excluding current portion	4,290	29,748
Deferred income tax liabilities	95,865	88,544

Total liabilities	302,680	265,263

Minority interest in consolidated subsidiary	3,541	3,439

Shareholders' Equity:
Common stock	19,759	19,750
Additional paid-in capital	42,716	41,574
Accumulated other comprehensive income	9,649	8,314
Treasury stock	(13,573)	(12,426)
Retained earnings	763,225	675,322

Total shareholders' equity	821,776	732,534

Total liabilities and shareholders' equity	$ 1,127,997	1,001,236

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TSYS Announces Third Quarter 2004 Earnings

TSYS Cash Flow
(In thousands)

	Nine Months Ended
	Sep 2004	Sep 2003
Cash flows from operating activities:
Net income	$ 107,588	101,555
Adjustments to reconcile net income to net cash provided by
operating activities:
Minority interest in consolidated subsidiary's net income	240	261
Equity in income of joint ventures	(19,178)	(12,909)
Loss (gain) on currency translation adjustments, net	(45)	(916)
Depreciation and amortization	79,517	71,057
Noncash charge related to impairment of developed software	10,059	--
Recoveries of bad debt expenses and billing adjustments	(1,147)	1,892
Charges for transaction processing	5,621	3,093
Deferred income tax expense	29,590	21,248
Loss (gain) on disposal of equipment,net	384	(35)
(Increase)decrease in:
Accounts receivable	(36,139)	(3,950)
Prepaid expenses and other assets	(4,822)	(8,317)
Increase(decrease) in:
Accounts payable	6,066	3,711
Accrued salaries and employee benefits	4,584	(14,659)
Billings in excess of costs on uncompleted contracts	(24,845)	24,074
Other current liabilities	22,210	(16,399)

Net cash provided by operating activities	179,683	169,706

Cash flows from investing activities:
Purchase of property and equipment	(49,823)	(113,517)
Additions to purchased computer software	(19,237)	(35,682)
Additions to internally developed computer software	(3,996)	(13,945)
Proceeds from disposal of equipment	8	68
Cash acquired in acquisition	2,422	4,442
Cash used in acquisition	(53,000)	(36,000)
Dividends received from joint ventures	15,876	5,278
Increase in contract acquisition costs	(22,441)	(17,904)

Net cash used in investing activities	(130,191)	(207,260)

Cash flows from financing activities:
Purchase of common stock	(1,188)	(9,485)
Proceeds from the issuance of long-term debt	--	20,234
Principal payments on long-term debt	(42,321)	(20,234)
Other	(14,554)	(7,046)

Net cash used infinancing activities	(58,063)	(16,531)

Effect of foreign currency translation on cash and cash equivalents	575	545

Net increase (decrease) in cash and cash equivalents	(7,996)	(53,540)
Cash and cash equivalents at beginning of year	122,874	109,171

Cash and cash equivalents at end of period	$ 114,878	55,631

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TSYS Announces Third Quarter 2004 Earnings

       Geographic Area Data:

The following geographic area data represents revenues for the three months ended September 30 based on where the client is domiciled:

	Three Months Ended September 30,
	2004	%	2003	%	% Chg
(dollars in millions):
United States	$ 247,919	82%	214,799	81%	15.4%
Europe	28,215	9%	16,894	6%	67.0
Canada*	21,395	7%	20,052	8%	6.7
Japan	3,447	1%	2,992	1%	15.2
Mexico	3,349	1%	10,693	4%	(68.7)
Other	668	0%	684	0%	(2.3)

	$ 304,993	100%	266,114	100%	14.	.6%

The following geographic area data represents revenues for the nine months ended September 30 based on where the client is domiciled:

	Nine Months Ended September 30,
	2004	%	2003	%	% Chg
(dollars in millions):
United States	$ 722,300	83%	632,419	82%	14.2%
Europe	73,711	8%	49,249	6%	49.7
Canada*	62,354	7%	55,181	7%	13.0
Japan	10,302	1%	8,724	1%	18.1
	9,163	1%	27,779	4%	(67.0)
Other	2,021	0%	1,814	0%	11.4

	$ 879,851	100%	775,166	100%	13.5%

      Geographic Area Revenue by Operating Segment:

The following tables reconcile segment revenues to revenues by reporting segment for the three months ended September 30:

	Three Months Ended September 30,
	Domestic-based Services		International-based Services
(dollars in millions):	2004	2003	2004	2003
United States	$ 247,919	214,799	--	--
Europe	162	--	28,053	16,894
Canada*	21,395	20,052	--	--
Japan	--	--	3,447	2,992
Mexico	3,349	10,693	--	--
Other	668	684	--	--

	$ 273,493	246,228	31,500	19,886

The following tables reconcile segment revenues to revenues by reporting segment for the nine months ended September 30:

	Nine Months Ended September 30,
	Domestic-based services		International-based services
(dollars in millions):	2004	2003	2004	2003
United States	$722,300	632,419	--	--
Europe	384	--	73,327	49,249
Canada*	62,354	55,181	--	--
Japan	--	--	10,302	8,724
Mexico	9,163	27,779	--	--
Other	2,021	1,814	--	--

	$796,222	717,193	83,629	57,973

* These revenues include those generated from the Caribbean accounts owned by a Canadian institution.

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TSYS Announces Third Quarter 2004 Earnings

   Supplemental Information:

	Accounts on File at:
	Sep 30, 2004%		Sep 30, 2003%		% Chg
Accounts on File (in millions):
Consumer	170.7	54%	142.2	53%	20.0%
Retail	88.8	28%	83.7	31%	6.1
Commercial	24.9	8%	21.0	8%	18.7
Government services/EBT	15.7	5%	13.1	5%	19.8
Stored Value	8.5	3%	2.3	1%	nm
Debit	6.7	2%	5.6	2%	19.6

	315.3	100%	267.9	100%	17.7%

	Sep 30, 2004	Sep 30, 2003
QTD Average Accounts on File (in thousands)	304,928	265,908	14.7%
YTD Average Accounts on File (in thousands)	289,394	259,589	11.5%

	Accounts on File at:
	Sep 30, 2004%		Sep 30, 2003%		% Chg
Accounts on File (in millions):
Domestic	267.2	85%	221.9	83%	20.4%
Internation	48.1	15%	46.0	17%	4.5

	315.3	100%	267.9	100%	17.7%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts (in millions):	Sep 2003 to Sep 2004	Sep 2002 to Sep 2003
Beginning balance	267.9	235.8
Change in accounts on file due to:
Internal growth of existing clients	33.0	25.1
New clients	18.9	19.8
Purges/Sales	(0.6)	(0.3)
Deconversions	(3.9)	(12.5)

Ending balance	315.3	267.9

Number of Employees (FTEs):	Sep 30, 2004	Sep 30, 2003
At September 30,	5,626	5,632
Quarterly Average	5,571	5,607
YTD Average	5,571	5,447

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